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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)
                           ---------------------------

                          INTERNATIONAL GAME TECHNOLOGY
               (Exact name of obligor as specified in its charter)

Nevada                                             88-0173041
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

9295 Prototype Drive
Reno, Nevada                                       89511
(Address of principal executive offices)           (Zip code)
                           ---------------------------

                          7.875% Senior Notes due 2004
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1. General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------------------------

               Name                                    Address
---------------------------------------------------------------------------

      Superintendent of Banks of the        2 Rector Street, New York,
      State of New York                     N.Y.  10006, and Albany, N.Y.
                                            12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                            N.Y. 10045
      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation

      New York Clearing House               New York, New York   10005
      Association

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                         SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of June, 1999.


                                    THE BANK OF NEW YORK


                                    By:         /s/MARY LAGUMINA
                                        Name       MARY LAGUMINA
                                        Title      ASSISTANT VICE PRESIDENT

                             Exhibit 7 to Form T-1

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


ASSETS                                                            Dollar Amounts
                                                                   In Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                   $ 4,508,742
Interest-bearing balances                                              4,425,071

Securities:
Held-to-maturity securities                                              836,304
Available-for-sale securities                                          4,047,851
Federal funds sold and Securities purchased under
  agreements to resell                                                 1,743,269

Loans and lease financing receivables:
Loans and leases, net of unearned income39,349,679
LESS: Allowance for loan and lease losses603,025
LESS: Allocated transfer risk reserve15,906
Loans and leases, net of unearned income,
  allowance, and reserve                                              38,730,748
Trading Assets                                                         1,571,372
Premises and fixed assets (including capitalized
  leases)                                                                685,674
Other real estate owned                                                   10,331
Investments in unconsolidated subsidiaries and
  associated companies                                                   182,449
Customers' liability to this bank on acceptances
  Outstanding                                                          1,184,822
Intangible assets                                                      1,129,636
Other assets                                                           2,632,309
Total assets                                                         $61,688,578



LIABILITIES

Deposits:
In domestic offices                                                $ 25,731,036
Noninterest-bearing                                                  10,252,589
Interest-bearing                                                     15,478,447
In foreign offices, Edge and Agreement subsidiaries,
  and IBFs                                                           18,756,302
Noninterest-bearing                                                     111,386
Interest-bearing                                                     18,644,916
Federal funds purchased and Securities sold under
  agreements to repurchase                                            3,276,362
Demand notes issued to the U.S.Treasury                                 230,671
Trading liabilities                                                   1,554,493

Other borrowed money:
With remaining maturity of one year or less                           1,154,502
With remaining maturity of more than one year
  through three years                                                       465
With remaining maturity of more than three years                         31,080
Bank's liability on acceptances executed and
  outstanding                                                         1,185,364
Subordinated notes and debentures                                     1,308,000
Other liabilities                                                     2,743,590
Total liabilities                                                    55,971,865

EQUITY CAPITAL
Common stock                                                          1,135,284
Surplus                                                                 764,443
Undivided profits and capital reserves                                3,807,697
Net unrealized holding gains (losses) on available-
  for-sale securities                                                    44,106
Cumulative foreign currency translation adjustments                     (34,817)
Total equity capital                                                  5,716,713
Total liabilities and equity capital                               $ 61,688,578


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Alan R. Griffith
Gerald L. Hassell                         Directors